Exhibit 10.1

                         JOINT PARTICIPATION AGREEMENT
                                 ABBOTT PROSPECT
                     WEST CAMERON AREA BLOCKS 259, 265, 266
                                 SHEMP PROSPECT
                   WEST CAMERON AREA, WEST ADDITION BLOCK 365
                             CENTRAL GULF OF MEXICO

This Joint Participation Agreement ("Agreement") effective this 1st day of July, 2005 will serve as the definitive agreement between Marathon Oil Company ("MOC") and Ridgewood Energy Corporation ("Ridgewood") sometimes hereinafter referred to collectively as "Parties" and individually as "Party", concerning the drilling and evaluation of the Abbott Prospect and the option by Ridgewood to participate in the Shemp Prospect, as each such prospect is more fully described herein.

WHEREAS, MOC represents that it currently owns an undivided one hundred percent of six-sixths (100% of 6/6ths) record title interest in the Outer Continental Shelf Leases OCS-G 27012, OCS-G 24722, and OCS-G 24723 covering West Cameron Area Blocks 259, 265 and 266 respectively (the "Abbott Leases"). The aforementioned three (3) Abbott Leases and corresponding blocks shall hereinafter sometimes be referred to as the "Abbott Prospect" or "Abbott" and are set forth and described on the attached Exhibit "A"; and,

WHEREAS, MOC represents that it currently owns an undivided one hundred percent of six-sixths (100% of 6/6ths) record title interest in the Outer Continental Shelf Lease OCS-G 27024 covering West Cameron Area, West Addition Block 365 (the "Shemp Lease"). The aforementioned Shemp Lease and corresponding block shall hereinafter sometimes be referred to as the "Shemp Prospect" or "Shemp" and is set forth and described on the attached Exhibit "A"; and,

WHEREAS, Ridgewood desires to earn from MOC an undivided forty percent (40%) record title interest in the Abbott Leases by participating in and bearing a disproportionate share of the cost of a well to be drilled thereon; and,

WHEREAS, MOC desires to make available to Ridgewood an undivided forty percent (40%) record title interest in the Abbott Leases in accordance with the further terms and conditions of this Agreement, and the Parties hereto desire to set forth their agreement concerning the obligations of Ridgewood with respect to earning such interest from MOC; and,

WHEREAS, the Parties agree that in the event Ridgewood earns an assignment of the Abbott Leases as provided herein, Ridgewood shall be entitled to elect to participate, at its sole option, in the first well drilled on the Shemp Prospect as provided in Section 6.

NOW, THEREFORE, in consideration of the mutual promises and covenants made by the Parties hereunder, MOC and Ridgewood agree to the following terms and conditions:

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

IN WITNESS WHEREOF, this Agreement is executed in the presence of competent witnesses by the Parties to this Agreement as of the dates set out below, but is made effective as of the date first above written.


WITNESSES:                                  Marathon Oil Company

[SIGNATURE ILLEGIBLE]                       By: /s/ M. J. Koenig
---------------------                           --------------------------------
                                            Name: M. J-Koenig
[SIGNATURE ILLEGIBLE]                       Title: Attorney-in-Fact
---------------------                              -----------------------------
                                            Date: 08/11/2005

WITNESSES:                                  Ridgewood Energy Corporation


[SIGNATURE ILLEGIBLE]                       By:/s/ W. Greg Tabor
---------------------                          ---------------------------------
                                            Name: W. Greg Tabor
[SIGNATURE ILLEGIBLE]                       Title: Executive Vice President
--------------------                               -----------------------------
                                            Date:  08/11/05









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

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF TEXAS:
COUNTY OF HARRIS:

On this 11th day of August 2005, before me, appeared M. J. Koenig, to me personally known, who, being by me my sworn, did say that he is the Attorney-in-Fact for Marathon Oil Company, and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

                                         /s/ Deborah A. Reeder
                                         ---------------------
                                             NOTARY PUBLIC

My Commission expires: 1-22-06
                      ---------

                                         [SEAL]   DEBORAH A. REEDER
                                                  Notary Public, State of Texas
                                                  Commission Expires
                                                  01-22-2006




                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF TEXAS:
COUNTY OF HARRIS:

On this___ day of _____________ 2005, before me, appeared _____________________, to me personally known, who, being by me duly sworn, did say that she/he is the ___________________ for Ridgewood Energy Corporation, and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

                                         -----------------------
                                              NOTARY PUBLIC
My Commission expires:_________

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF TEXAS:
COUNTY OF HARRIS:

On this ___ day of __________2005, before me, appeared M. J. Koenig, to me personally known, who, being by me duly sworn, did say that he is the Attorney-in-Fact for Marathon Oil Company, and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.



                                         -----------------------
                                              NOTARY PUBLIC
My Commission expires: ________



                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF TEXAS:
COUNTY OF HARRIS:

On this 11th day of August 2005, before me, appeared W. Greg Tabor to me personally known, who, being by me duly sworn, did say that she/he is the Exec. Vice President for Ridgewood Energy Corporation, and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

                                         /s/ Donna Ermis
                                         ----------------
                                           NOTARY PUBLIC

My Commission expires: October 1, 2008
                       ---------------

                                            [SEAL]     DONNA ERMIS
                                                      Notary Public,
                                                     State of Texas
                                                   My Commission Expires
                                                     October 01, 2008




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